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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005

WORLD HEART CORPORATION
(Exact name of registrant as specified in its charter)

Ontario	000-28882	N/A
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

7799 Pardee Lane
Oakland, California 94621
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 563-5000

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 20, 2005, World Heart Corporation (the "Company") commenced a tender offer for all of its outstanding 3% Unsecured Convertible Debentures due September 15, 2009 and commenced a tender offer for all of its outstanding Warrants to Purchase Common Shares of the Company due September 15, 2009. The tender offers will expire at 5:00 p.m., Pacific Daylight Time, on July 19, 2005.

A copy of the press release announcing the commencement of the tender offers is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

        The following exhibit is being filed herewith:

Exhibit No.	Exhibit
99.1	Press Release, dated June 20, 2005, announcing the commencement of the Company's tender offers for outstanding debentures and warrants.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2005

WORLD HEART CORPORATION
By:	/s/ JAL S. JASSAWALLA Name: Jal S. Jassawalla Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated June 20, 2005, announcing the commencement of the Company's tender offers for outstanding debentures and warrants.

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SIGNATURES